SUMMARY PROSPECTUS	October 30, 2017
CUTLER EQUITY FUND (CALEX)
Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at www.gofilepoint.com/cutler. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to fundinfo@ultimusllc.com. The current Prospectus and SAI, dated October 30, 2017, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The investment objective of the Cutler Equity Fund (the “Equity Fund”) is current income and long-term capital appreciation.

FEES AND EXPENSES
The following tables describe the fees and expenses that you will pay if you buy and hold shares of the Equity Fund.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Service Fees	0.14%
Other Expenses	0.25%
Total Annual Fund Operating Expenses	1.14%

Example
This Example is intended to help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Equity Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Equity Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 116	$ 362	$ 628	$1,386

Portfolio Turnover
The Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Equity Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Equity Fund’s performance. During the most recent fiscal year, the Equity Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE EQUITY FUND
In seeking to meet its investment objective, under normal conditions, at least 80% of the Equity Fund’s assets will be invested in a diversified portfolio of common stocks according to the investment style of the Fund’s investment adviser, Cutler Investment Counsel, LLC (the “Adviser”). For purposes of this policy, “assets” shall mean net assets plus the amount of any borrowings for investment purposes (although the Equity Fund is not currently authorized by the Board of Trustees to do so). The Adviser chooses investments in common stocks based on its judgment of fundamental value, which emphasizes stocks that the Adviser judges to have favorable dividend yields and growth prospects relative to comparable companies. Factors deemed particularly relevant in determining fundamental value include:

●	earnings

●	dividend and market price histories

●	balance sheet characteristics

●	perceived management skills

Changes in economic and political outlooks, as well as corporate developments affecting individual companies, can influence specific security prices. The Equity Fund typically invests in stocks of companies that have a total market capitalization of at least $10 billion and, in the Adviser’s opinion, have institutional ownership that is sufficiently broad to provide adequate liquidity suitable to the Fund’s holdings.

The Adviser uses both “top-down” and “bottom-up” approaches, and investment selections are made using a fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return for the foreseeable future. Particular attention is paid to a company’s ability to pay or increase its current dividend.

The Adviser will sell securities for any one of three possible reasons:

●	When another company is found by the Adviser to have a higher current dividend yield or better potential for capital appreciation and dividend growth.

●
If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company’s strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change.

●	If the Adviser believes that a company’s management is not acting in a forthright manner.

PRINCIPAL RISKS OF INVESTING IN THE EQUITY FUND
An investment in the Equity Fund is subject to investment risks; therefore you may lose money by investing in the Fund. There is no assurance that the Equity Fund will achieve its investment objective. The Equity Fund’s net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in the Equity Fund may be worth less than its original cost. The Equity Fund, by itself, does not provide a complete investment program.

Stock Market Risk
All investments made by the Equity Fund have some risk. Among other things, the market value of any security in which the Equity Fund may invest is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of the issuer’s worth.

The Equity Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style utilized for the Equity Fund could fall out of favor with the market.

Management Risk
Because the Equity Fund is actively managed, it is subject to the risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results. Poor security selection could cause the Equity Fund’s return to be lower than anticipated. Current income may be significant or very little, depending upon the Adviser’s portfolio selections for the Equity Fund.

Large-Cap Company Risk
The Equity Fund may invest in large-capitalization (“large-cap”) companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk
The Equity Fund may invest in mid-capitalization (“mid-cap”) companies. Mid-cap companies often involve higher risks than large-cap companies because these companies may lack the financial resources, product diversification and competitive strengths of larger companies. In addition, the frequency and volume of the trading of securities of mid-cap companies is substantially less than is typical of larger companies. Therefore, the securities of mid-cap companies may be subject to greater price fluctuations. Mid-cap companies also may not be widely followed by investors, which can lower the demand for their stock.

In summary, but not inclusive of all possible risks, you could lose money on your investment in the Equity Fund, or the Fund could underperform other investments, if any of the following occurs:

●	The stock market goes down

●	The stock market undervalues the stocks in the Equity Fund’s portfolio

●	The Adviser’s judgment as to the value of the Equity Fund’s stocks proves to be mistaken

PERFORMANCE SUMMARY
The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Equity Fund by showing the changes in the Fund’s performance from year-to-year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The Equity Fund’s performance in the past is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current to the most recent month end, is available by calling 1-888-CUTLER4 (1-888-288-5374).

EQUITY FUND
Year-by-year Annual Total Return as of 12/31 each year (%)

The Equity Fund’s 2017 year-to-date total return through September 30, 2017 is 7.08%.

During the periods shown in the bar chart, the highest quarterly return was 14.31% during the quarter ended September 30, 2009 and the lowest quarterly return was -18.66% during the quarter ended December 31, 2008.

Average Annual Total Returns For Periods Ended December 31, 2016
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

	1 Year	5 Years	10 Years
Equity Fund
Return Before Taxes	14.93%	11.68%	6.98%
Return After Taxes on Distributions	14.23%	10.90%	6.47%
Return After Taxes on Distributions and Sale of Fund Shares	9.00%	9.23%	5.60%
Standard & Poor’s 500 Index (S&P 500 Index) (reflects no deduction for fees, expenses or taxes)	11.96%	14.66%	6.95%

The S&P 500 Index is a market capitalization weighted index of 500 large U.S. companies chosen for market size, liquidity and industry group representation and includes reinvested dividends. The index is unmanaged and is widely used as a barometer of U.S. stock market performance. An investor cannot invest in an index and its returns are not indicative of the performance of any specific investment.

MANAGEMENT OF THE EQUITY FUND
Investment Adviser
Cutler Investment Counsel, LLC

Portfolio Managers
Matthew C. Patten and Erich M. Patten, are primarily responsible for the day-to-day management of the portfolio of the Equity Fund. Matthew Patten is Chief Executive Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Equity Fund since March 2003. Erich Patten is President and Chief Investment Officer and a Portfolio Manager of the Adviser and has been Co-Portfolio Manager of the Equity Fund since June 2003.

PURCHASE AND SALE OF FUND SHARES
Minimum Initial Investment
$2,500 ($2,000 for IRA)

Minimum Subsequent Investment
No minimum ($100 for Systematic Investment Plans)

General Information
You may purchase or redeem (sell) shares of the Funds on each day that the New York Stock Exchange (the “NYSE”) is open for business. You may initiate transactions to purchase or redeem (sell) shares of the Funds by written request, by telephone or through your financial intermediary.

TAX INFORMATION
Each Fund’s distributions are generally taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred arrangement, you may be taxed later upon withdrawal of monies from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.